UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report: September 10, 2010


                            MARINE EXPLORATION, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

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              Colorado                                  000-24637                               91-1890338
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)
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             2600 Douglas Road, Penthouse 10, Coral Gables, FL 33134
             -------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)


                                  (786)235-0870
                                  -------------
               Registrant's telephone number, including area code

                    535 Sixteenth Street, Suite 820, CO 80202
                                  (307)459-2485

          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                          SECTION 8 - OTHER INFORMATION

ITEM 8.01 OTHER INFORMATION

Change in Company's Transfer Agent

Effective September 10, 2010, the Company has changed its transfer agent from X-Clearing Corporation of Denver, Colorado to Island Stock Transfer of St. Petersburg, Florida.

The contact information for Island Stock Transfer is:

                              Island Stock Transfer
                           100 Second Ave South, #7055
                            St. Petersburg, FL 33701

                              Phone: (727)289-0010
                      Website: www.islandstocktransfer.com


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                            MARINE EXPLORATION, INC.




                               By:/s/Mark Goldberg
                               ----------------------
                                     Mark Goldberg,
                                     Chief Executive Officer


Date: September 10, 2010